Exhibit 99.1

QXO and TopBuild Stockholders Overwhelmingly Approve QXO’s Acquisition of TopBuild

GREENWICH, Conn. and DAYTONA BEACH, Fla. – June 29, 2026 – QXO, Inc. (NYSE: QXO) (“QXO”) and TopBuild Corp. (NYSE: BLD) (“TopBuild”) today announced that stockholders of both companies overwhelmingly approved all proposals required for QXO to complete its acquisition of TopBuild at the companies’ respective Special Meetings held today.

Approximately 99% of the votes cast at QXO’s Special Meeting were in favor of approving the issuance of shares of QXO common stock in connection with the transaction. Approximately 78% of the votes cast at TopBuild’s Special Meeting were cast in favor of adopting the merger agreement, representing approximately 65% of all outstanding shares.

The transaction is expected to close on or about July 1, 2026, provided that customary closing conditions are satisfied.

About QXO

QXO, Inc. (NYSE: QXO) is the largest publicly traded distributor of roofing, waterproofing, and related products and the second-largest publicly traded distributor of lumber and building materials in North America. QXO is the fastest growing company in the $800 billion building products distribution industry and plans to become the tech-enabled leader by delivering best-in-class customer satisfaction and outsized returns for its shareholders. The company is targeting $50 billion in annual revenue within the next decade through accretive acquisitions and organic growth. Visit QXO.com for more information.

About TopBuild

TopBuild Corp. is North America’s largest distributor and installer of insulation and related building products. The company provides installation and distribution services across residential, commercial, and industrial end markets, including insulation used in walls, attics, floors, and roofing assemblies; complementary products such as gutters, fireproofing, and mechanical insulation; and specialized roofing systems for large-scale buildings such as airports, stadiums, and warehouses. TopBuild operates more than 450 locations across the United States and Canada. Visit TopBuild.com for more information.

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, the expected timing of the closing of the proposed acquisition, the anticipated benefits of the proposed acquisition, including synergies, and expected future financial position, total addressable market, positions in building product verticals and results of operations, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others: (i) the risk that the proposed acquisition of TopBuild may not be completed on the anticipated terms in a timely manner or at all; (ii) the failure to satisfy any of the conditions to the consummation of the proposed acquisition; (iii) the effect of the pendency of the proposed acquisition on each of QXO’s and TopBuild’s business relationships with employees, customers, or suppliers, or on operating results or the businesses generally; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the acquisition agreement for TopBuild, including circumstances that require the payment of a termination fee; (v) the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events, significant transaction costs or unknown liabilities; (vi) potential litigation and/or regulatory action relating to the proposed acquisition; (vii) the risk that the anticipated benefits of the proposed acquisition may not be fully realized or may take longer to realize than expected; (viii) the impacts of legislative, regulatory, economic, competitive or technological changes; (ix) QXO’s ability to finance the proposed acquisition; (x) unknown liabilities and uncertainties regarding general economic, market sector, competitive, legal, regulatory, tax and geopolitical conditions; and (xi) those risks and uncertainties set forth in QXO’s and TopBuild’s filings with the Securities and Exchange Commission (the “SEC”), including each company’s Annual Report on Form 10-K for the year ended December 31, 2025 and any subsequent Quarterly Reports on Form 10-Q.

Forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. Forward-looking statements herein speak only as of the date each statement is made. Neither QXO nor TopBuild undertakes any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

QXO Contacts:

Media

Joe Checkler
joe.checkler@qxo.com
203-609-9650

Investors

Mark Manduca
mark.manduca@qxo.com
203-321-3889

TopBuild Contacts:

Media

FTI Consulting

Pat Tucker

pat.tucker@fticonsulting.com

Investors

PI Aquino

pi.aquino@topbuild.com

386-763-8801